Exhibit 99.1

PAGE 0 Investor Presentation

Legal Disclaimer PAGE 1 The information in this presentation is provided to you by Courtside Group, Inc. (the “Company” or “PodcastOne”) solely for informational purposes and is not an offer to buy or sell, or a solicitation of an offer to buy or sell, any security or instrument of the Company, or to participate in any investment activity or trading strategy, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment in the United States or anywhere else. By viewing or participating in this presentation, you acknowledge and agree that (i) the information contained in this presentation is intended for the recipient of this information only and shall not be disclosed, reproduced or distributed in any way to anyone else, (ii) no part of this presentation or any other materials provided in connection herewith may be copied, retained, taken away, reproduced or redistributed following this presentation, and (iii) all participants must return all materials provided in connection herewith to the Company at the completion of the presentation. By viewing, accessing or participating in this presentation, you agree to be bound by the foregoing limitations. No representations, warranties or undertakings, express or implied, are made and no reliance should be placed on the accuracy, fairness or completeness of the information, sources or opinions presented or contained in this presentation, or in the case of projections contained herein, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investors will pursue his, her or its own independent investigation. The statistical and industry data included herein was obtained from various sources, including certain third parties, and has not been independently verified. By viewing or accessing the information contained in this presentation, the recipient hereby acknowledges and agrees that neither the Company nor any representatives of the Company accepts any responsibility for or makes any representation or warranty, express or implied, with respect to the truth, accuracy, fairness, completeness or reasonableness of the information contained in, and omissions from, these materials and that neither the Company nor any of its affiliates, employees, officers, directors, advisers, placement agents or representatives accepts any liability whatsoever for any loss howsoever arising from any information presented or contained in these materials. This presentation contains forward - looking statements, including descriptions about the intent, belief or current expectations of the Company and its management about future performance and results. Such forward - looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward - looking statements. These factors include risks and uncertainties as to: the Company’s ability to consummate any proposed financing, acquisition, spin - out, distribution or transaction, including its proposed direct listing, the timing of the closing of such proposed event, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of any proposed financing, acquisition, direct listing, distribution or transaction, the timing of the closing of such proposed event will not occur; the Company’s ability to list on a national exchange; the Company’s ability to continue as a going concern; if and when required, the Company’s ability to obtain additional capital, including to fund its and/or LiveOne’s current debt obligations and to fund potential acquisitions and capital expenditures; the Company’s ability to attract, maintain and increase the number of its listeners; the Company’s ability to identify, acquire, secure and develop content; the Company’s ability to successfully implement its growth strategy, the Company’s ability to acquire and integrate its acquired businesses, the ability of the Company’s combined business to grow, including through acquisitions which it is able to successfully integrate, and the ability of its executive officers to manage growth profitably; the outcome(s) of any legal proceedings pending or that may be instituted against the Company, its subsidiaries, or third parties to whom the Company owes indemnification obligations; changes in laws or regulations that apply to the Company or its industry; the Company’s ability to recognize and timely implement future technologies in the podcasting space; the Company’s ability to capitalize on investments in developing its service offerings, including its ability to deliver and develop upon current and future technologies; significant product development expenses associated with the Company’s technology initiatives; the Company’s ability to timely and economically obtain necessary approval(s), releases and/or licenses on a timely basis for the use of its content on an appliable platform; the Company’s ability to obtain and maintain international authorizations to operate its service over the proper foreign jurisdictions its listeners utilize; the Company’s ability to expand its service offerings and deliver on its service roadmap; the Company’s ability to timely and cost - effectively produce, identify and or deliver compelling content that brands will advertise on and/or listeners desire to listen to; general economic and technological circumstances in the podcasting and digital streaming markets; the Company’s ability to obtain and maintain its current and new desirable content; the loss of, or failure to realize benefits from, agreements with the Company’s podcasters and other content providers and partners; unfavorable economic conditions in the podcasting industry and economy as a whole; the Company’s ability to expand its domestic or international operations, including its ability to grow its business with current and potential future podcasting platforms and partners; the effects of service interruptions or delays, technology failures, material defects or errors in our software, damage to the Company’s equipment or geopolitical restrictions; costs associated with defending pending or future intellectual property infringement actions and other litigation or claims; increases in the Company’s projected capital expenditures due to, among other things, unexpected costs incurred in connection with the roll out of its technology roadmap or its plans of expansion in North America and internationally; fluctuation in the Company’s operating results; the demand for podcasting and digital media streaming services and market acceptance for the Company’s products and services; the Company’s ability to generate sufficient cash flow to make payments on its and/or LiveOne’s indebtedness; the Company’s incurrence of additional indebtedness in the future; the Company’s ability to repay the bridge notes at maturity; the effect of the conditional conversion feature of the bridge notes; LiveOne’s compliance with the covenants in its credit facility agreement; the effects of the global COVID - 19 pandemic; risks and uncertainties applicable to the businesses of the Company’s subsidiaries; and other risks including, but not limited to, those described in the Company’s Special Financial Report under the cover of Form 10 - K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 29, 2023 and the Quarterly Report on Form 10 - Q, filed with the SEC on August 15, 2023, and other filings and submissions with the SEC. These forward - looking statements speak only as of the date set forth below and the Company disclaims any obligations to update these statements except as may be required by law. Neither the Company nor any of its affiliates, advisors, placement agents or representatives has any obligation to, nor do any of them undertake to, revise or update the forward - looking statements contained in this presentation to reflect future events or circumstances. This presentation speaks as of August 14, 2023. The information presented or contained in this presentation is subject to change without notice and its accuracy is not guaranteed. Neither the delivery of this presentation nor any further discussion of the Company or any of its affiliates, shareholders, officers, directors, employees, agents or advisors with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date.

TRANSACTION SUMMARY Company Courtside Group, Inc. (dba PodcastOne) Proposed Exchange / Ticker Nasdaq / PODC Transaction Type Spin - Out & Direct Listing Special Share Dividend 1 ~19% of the Outstanding Common Stock of PODC Anticipated Trade Date September 8, 2023 Financial Advisor Roth Capital Partners Record Date August 28, 2023 PAGE 2 1) Based on basic common shares outstanding following the spin - out and special dividend.

INTRODUCTION TO PODCASTONE PodcastOne is a leading podcast platform and publisher that makes its content available to audiences via all podcasting distribution platforms, including PodcastOne’s website, Apple Podcasts, Spotify, Amazon and more… PAGE 3

Kit Gray Co - Founder & President 19+ YEARS EXPERIENCE Sue McNamara Head of Sales 20+ YEARS EXPERIENCE Eli Dvorkin VP, Talent and Brand Partnerships 15+ YEARS EXPERIENCE Stacie Parra Content and Podcast Producer 20+ YEARS EXPERIENCE Board of Directors Craig Foster (Director nominee) Director of LiveOne Former CFO & CAO of Amobee & Ubiquiti Networks James Berk Chairman & CEO of Goodman Media Partners Former CEO of Participant Media Jay Krigsman (Director nominee) Director of LiveOne Executive VP & Asset Manager of The Kraus Companies Ramin Arani (Director nominee) Director of LiveOne Former Portfolio Manager at Fidelity Management Robert Ellin Executive Chairman of PodcastOne Founder & CEO & Chairman of LiveOne Founder & Managing Director of Trinad Management MANAGEMENT TEAM Aaron Sullivan Interim CFO 17+ YEARS EXPERIENCE Patrick Wachsberger (Director nominee) Director of LiveOne Founder & Manager of Picture Perfect Entertainment PAGE 4

48M+ IAB Monthly Downloads PAGE 5 350+ Hours Produced Weekly 5.4M+ Unique Monthly Listeners 600M+ Annual Downloads 300+ Exclusive Programs KEY PODCASTONE STATS Source: Public SEC filings and Press Releases as of August 2023 #10 Ranked on Podtrac’s Top Podcasters List

PAGE 6 PODTRAC RANKING Note: As of March 2023 based on data for 859 shows. Unique Monthly Audience: Total of unique audience members who stream or download publisher’s podcast content across all shoes they produce. Global Unique Streams & Downloads: Total unique streams and downloads of podcast content for the month across all shows produced by publisher. Active Shows: Count of shows produced by publisher and measured by Podtrac which contribute to totals in the Ranking. Podcast Publisher: An entity or individual which owns, creates and publishes podcasts. Ranking data only includes publishers that participate in Podtrac measurement for the full month for which the ranking is being released.

$10.6 $8.7 $34.6 $32.3 $23.8 4 Revenue & Adjusted EBITDA Fiscal Year Ending March 31 ($ in millions) Gross & Adjusted EBITDA Margin FINANCIAL SNAPSHOT $(2.1) $(4.1) $(1.5) $(0.1) FY 2021 FY 2022 FY 2023 FY 2024E Revenue Source: Public SEC filings Adjusted EBITDA FQ1 2022 Gross Margin Adjusted EBITDA Margin Company Guidance Fiscal Year Ending March 31 FQ1 2023 $0.4 $42.0 - $47.0 23% 20% 19% 24% 23% (9)% (5)% (4)% (1)% 3% FY 2021 FY 2022 FY 2023 FQ1 2022 FQ1 2023 PAGE 7

PODCASTONE LISTENERS A LOYAL, ENGAGED AND HIGHLY SOUGHT AFTER - DEMOGRAPHIC 78% Listen to more than one PodcastOne podcast Age Education Household Income 4.5 Number of PodcastOne podcasts listened to on average 58% 42% Gender breakdown 11 hrs, 20 min Average time spent listening per week Source: PodcastOne Data and Edison Audience Survey – Sept. 2019 PAGE 8

PODCAST LISTENERS ARE A VALUABLE DEMOGRAPHIC PAGE 9 Podcast listeners are more likely to purchase advertised products or services than TV viewers or AM/FM radio listeners, making them a valuable demographic to advertisers Percent of audience that agrees that “the ads on this media make me more likely to purchase products/services advertised” 43% 33% 26% Podcast Ads Network/Cable TV Ads AM/FM Radio Ads Source: Sounds Profitable report, The Medium Moves the Message , as of March 2023.

HOST READ AD - AUDIO A Host read ad is recorded directly into the episode file and served with every download from the moment the episode is released. All podcast ads prior to the mid - 2010s were baked in. HOST READ AD – VIDEO A Host read ad is recorded directly into the episode file both audio and video . Video is mainly viewed on Youtube . OUR REVENUE MODEL DYNAMIC AD INSERTION AUDIO Dynamic ad insertion, these can be host read or agency produced spots which are inserted the moment the podcast episode is downloaded. These can also be targeting to a specific audience. Voiced by: Gals on the Go Voiced by: Off the Vine Voiced by: Coffee Convo Voiced by: Ladygang PAGE 10

OUR REVENUE MODEL (CONT’D) Quickie Episode Ladygang Custom Segment Adam Carolla Custom Segment Prosecutors CUSTOM SEGMENTS PodcastOne has the capabilities to do custom executions, episode takeovers or custom segments per the client’s needs. Segments are 3 - 5 minutes long. LIVE SHOWS PodcastOne has Live Tour Sponsorship & licensing rights and will continue to produce live shows with some of our leading talent. Ladygang (Tampa) Presented by Hyundai T - Pain - Road to Wiscanson Presented on Twitch and LiveOne BRANDED PODCAST PodcastOne has the capabilities to work with clients and create their own podcast. We created podcasts for Motortrend and Microsoft. Presented by MOTORTREND Presented by Microsoft Presented by Horizon SOCIAL EXECUTIONS With our talent we have the ability to sell social activations across talents social platforms. PAGE 11

OUR ADVERTISER NETWORK PAGE 12

Amazon teamed up with PodcastOne to drive awareness for Amazon Groceries, Exposure to the podcasts with advertisements yielded higher agreement of Amazon Prime’s convenience and help to make life easier . The advertising positively influenced agreement that Amazon Prime is convenient to use across all age groups and genders . Purchase Intent for groceries from Amazon Prime rose by 11 pts among the 18 - 34 age group as well . PAGE 13 11+ Almost all respondents agreed that Amazon Prime makes my life easier, a +3pt lift over the control. Females were the main driver in this overall increase. 3+ Impressions delivered. 22.7M+ CASE STUDY: AMAZON GROCERIES

OUR DISTRIBUTION NETWORK FEATURED PLATFORMS PAGE 14

OUR PARTNERS MEASUREMENT We deploy leading podcast measurement solutions tailored to your KPIs : brand impact, sales lift, even in - store conversions while ensuring transparency and accountability . BRAND LIFT STUDIES We continuously embark upon brand lift studies to demonstrate and validate impact with Edison Research and Nielsen . ATTRIBUTION We work with our attribution partners to provide greater insight for your brand into the effectiveness of your campaign across multiple publishers and hosting providers . PAGE 15

OUR TOP SHOWS PAGE 16

FROM OUR HOSTS “The team at PodcastOne understands LADYGANG exponentially and continues to bring us exciting partnerships with the brands that we love . Our relationship isn’t just about impressions, downloads and contracts - it is about their dedicated team of producers and salespeople working hand in hand with us on every single episode so that we can overdeliver on our promises to our brand partners, while remaining authentic, honest and vulnerable with our listeners . We had incredibly successful and lucrative specialty projects with brands like European Wax Center, Obe Fitness and Hyundai - and all three were so happy with the outcome they are all hanging with the gang again in 2022 . Our listeners are happy . Our brands are happy . We are happy and so excited for the future, “ said Knight, Tobin and Vanek . “We are beyond excited to announce our continued partnership with PodcastOne . Working with the team has been an absolutely incredible experience, and we look forward to seeing what’s to come in the next few years,” said Miccio and Carolan . “PodcastOne doesn’t treat podcasters as a number, they treat them like part of the family and that makes a huge difference . ” - Michael Ferguson PAGE 17

PAGE 18 PODCASTING AT A GLANCE Listeners have made podcasts part of their everyday life. ‘What podcasts are you listening to?’ is asked everyday and we have the numbers to back that up Becca Tobin, Keltie Knight & Jac Vanek Ladygang Kail Lowry Coffee Convos People listen to podcasts Say “I feel close to the hosts of the podcasts I listen to” 177M 67% 61% $2B Consider podcasts as part of their daily routine Analysts predict podcast ad spending to exceed $2 Billion in 2026 T - Pain Nappy Boy Radio Source: MRI - Simmons 2020 Podcast Study and The Infinite Dial 2022

PAGE 19 • Kast Media is a Los Angeles - based podcast network leading the way in multi - channel simulcast strategy for show creation and distribution • The acquisition of certain podcasts is expected to add up to $10 million of annual revenue and be accretive to EBITDA • All - stock deal TWO POTENTIAL TRANSACTIONS UNDER LOI Source: Company Press Releases Note: These acquisitions are subject to execution of definitive documentation, completion of due diligence, settlement of outstanding obligations, obtaining applicable approvals and consents and other customary closing conditions. There can be no assurance that the proposed acquisitions will be completed and/or within the anticipated timeline • Fantasy Guru is a leading fantasy football fantasy sports servicer of innovative strategies, predictions, and player projections using web - based tools since 1995 • The acquisition is expected to contribute $2.5+ million in revenue and over $600k in EBITDA annually • The acquisition is expected to be completed during the third quarter of calendar year 2023 • All - stock deal with consideration payable in 500 - 800K shares of PodcastOne at $8 per share

FINANCIALS PAGE 20

Fiscal Year Ending March 31, 2024E 2023 2022 2021 $42,000 - $47,000 $ 34,645 $ 32,348 $ 23,840 Net Revenue 21.3% - 35.7% 7.1% 35.7% % YoY Growth $ 27,579 $ 26,271 $ 18,279 Costs of Sales $ 7,066 $ 6,077 $ 5,561 Gross Profit 20.4% 18.8% 23.3% % Margin Operating Expenses $ 5,174 $ 5,155 $ 3,992 Sales & Marketing 312 251 644 Product Development 3,092 4,871 3,713 General and Administrative 323 502 448 Amortization of Intangible Assets $ 8,901 $ 10,779 $ 8,797 Total Operating Expense $(1,835) $(4,702) $(3,236) Operating Income (5.3)% (14.5)% (13.6)% % Margin $(5,132) $ 1,098 $(28) Other Income (Expense), Net 0 0 0 Income Tax (Benefit) $(6,967) $(3,604) $(3,264) Net Income (20.1)% (11.1)% (13.7)% % Margin $(1,512) $(4,068) $(2,075) Adjusted EBITDA (4.4)% (12.6)% (8.7)% % Margin LTM as of 6/30/2023 Three Months Ended 6/30/2022 6/30/2023 $ 36,566 $ 8,716 $ 10,637 22.0% $ 29,220 $ 6,581 $ 8,222 $ 2,415 $ 2,135 $ 7,346 22.7% 24.5% 20.1% $ 1,250 $ 1,590 $ 4,834 27 65 274 920 936 3,076 25 25 323 $ 2,616 $ 2,222 $ 8,507 $(481) $ 193 $(1,161) 1.8% (5.5)% (3.2)% $(403) $ 0 $(5,535) 0 0 0 $(6,696) $(481) $(210) (18.3)% (5.5)% (2.0)% $(1,029) $(120) $ 363 (1.4)% 3.4% (2.8)% ($ in thousands) Source: Public SEC filings PAGE 21 INCOME STATEMENT Company Guidance

($ in thousands) ADJUSTED EBITDA RECONCILIATION Fiscal Year Ended March 31, 2021 2022 2023 LTM as of 6/30/2023 Three Months Ende 6/30 /2022 Adjusted EBITDA Reconciliation $(6,9 $(3,604) $(3,264) Net Income 634 586 Depreciation and Amortization 205 Stock - Based Compensation Non - Recurring Acquisition Costs Other (Income) Expense Adjusted EBI TDA % M Source: Public SEC filings PAGE 22

($ in thousands) Source: Public SEC filings PAGE 23 BALANCE SHEET $468 $3,562 Current Assets Cash 8,794 6,876 Accounts Recievable Other Current Assets 1,006 1,126 $10,388 $11,444 Total Current assets $229 $242 Long - Term Assets Plant, Property & Equipment 12,041 12,041 Goodwill 707 732 Intangible Assets Related Party Receivable 3,768 3,846 $16,823 $16,783 Total Long - Term Assets $27,211 $28,227 Total Assets Liabilities & Stockholders' Equity $8,058 $6,898 Total Liabilities Accounts Payable & Accrued Liabilities 5,630 7,155 Bridge Loan 3,577 4,767 Derivative Liabilities 2,953 2,288 Related Party Payable $20,218 $21,108 Total Liabilities $6,993 $7,119 Stockholders' Equity $27,211 $28,227 Total Liabilities and Stockholders' Equity As of 3/31/2023 6/30/2023 Assets